SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 9, 2003

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated October 9, 2003, headed "Hancock Holding
                             Company earnings up 6 percent for first nine
                             months of 2003"

Item 9. Regulation FD Disclosure. On October 9, 2003, Hancock Holding Company
announced by press release its earnings for the first nine months of 2003 were up
6 percent.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operation and Financial Condition. On October 9, 2003, Hancock
Holding Company  announced by press release its earnings for the first nine months of 2003 were up 6 percent.  A copy of this press release is attached hereto as
Exhibit 99.1.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2003
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

3

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
October 9, 2003                      George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Paul D. Guichet, Vice President, Investor Relations
                                     800.522.6542 or 228.214.5242

                  Hancock Holding Company earnings up 6 percent for first nine months of 2003

     GULFPORT,  MS  (October  9, 2003) - Hancock  Holding  Company  (NASDAQ:  HBHC)  today  announced  earnings  for the nine-month  period ended  September 30, 2003.  Net income for the first nine months of 2003 totaled $39.7  million, compared to $37.3  million for the first nine months of 2002, an increase of $2.4  million,  or 6 percent.  Diluted earnings  per share for the first nine  months of 2003 were  $2.38,  compared to $2.18 for the same period in 2002, resulting in an increase of $.20 per share, or 9 percent.

     Net income for the third quarter of 2003 was $13.7 million,  an increase of $400,000,  or 3 percent,  from the
$13.3  million  reported  for the third  quarter  of 2002.  Diluted  earnings  per share  were  $0.82 for the third quarter of 2003, compared to $0.78 for the third quarter of 2002, an increase of $.04 per share, or 5 percent.

     The  company's  returns on average  assets and average  common  stockholders'  equity for the third quarter of
2003  were  1.31  percent  and  13.79  percent,  respectively,  compared  with  1.36  percent  and  13.30  percent,
respectively,   for  the  third  quarter  of  2002.  Annualized  returns  on  average  assets  and  average  common stockholders'  equity  for the nine  months  ended  September  30,  2003,  were 1.29  percent  and  13.42  percent, respectively,  compared with 1.30 percent and 12.87 percent,  respectively, for the nine months ended September 30,
2002.

     Net income for the third  quarter of 2003 was $1.3  million,  or 10 percent,  higher as compared to the second quarter of 2003.  Third  quarter  diluted  earnings  per share were $0.08,  or 11  percent,  higher than the second quarter.  Other key performance trends for the third quarter of 2003 included

     •   Returns on average  assets and average  common  stockholders'  equity were 1.31 percent and 13.79 percent,
         11 and 137 basis points higher, respectively, in the third quarter versus the second quarter.

     •   Net  interest  margin (te)  expanded to 4.54  percent - an increase of 17 basis  points from the  previous quarter, while the efficiency ratio was improved 219 basis points to 57.90 percent.

     •   Average loans grew $116 million,  or 5 percent,  over the previous  quarter and improved the  loan/deposit ratio to 67 percent for the current  quarter  compared to 63 percent  last  quarter;  average  loans grew $303 million, or 15 percent, compared to the same quarter a year ago.

     •   Net  charge-offs  were reduced 12 basis points to .52 percent of average loans,  while the  non-performing assets ratio fell 14 basis points to .86 percent, both compared to the previous quarter.

     •   Common stock  repurchases  totaled 155,735 shares in the third quarter of 2003,  bringing the total number of shares repurchased thus far this year to 228,509 shares.

                                                     - more -

     Commenting  on Hancock's  operating  results for the third  quarter of 2003,  Hancock  Holding  Company  Chief
Executive Officer George A. Schloegel  stated,  "Hancock is proud to report earnings for the third quarter of 2003, a marked  improvement  over  our  second  quarter  results.  All  aspects  of the  company's  operations  exhibited improvement,  including asset quality,  loan growth,  and the net interest  margin.  While all Hancock team members are to be  congratulated  for their  contribution  to the company's  performance,  we all remain poised to meet the challenge of exceeding new expectations for future improvement."

Net Interest Income

     Net  interest  income (te) for the third  quarter of 2003  increased  $424,000,  or 1 percent,  from the third quarter of 2002,  and was $1.6  million,  or 4 percent  higher than the second  quarter of 2003.  The company's net interest  margin  (te) was 4.54  percent  in the third  quarter of 2003,  26 basis  points  narrower  than the same quarter a year ago, but 17 basis points wider than the previous quarter.

     Compared to the same quarter a year ago, the primary  driver of the $424,000  increase in net interest  income
(te) was a $239  million,  or 7 percent,  increase in average  earning  assets,  mainly from average loan growth of
$303 million,  or 15 percent.  Average  deposit growth of $249 million,  or 8 percent,  funded most of the increase in earning  assets.  The  aforementioned  expansion of the company's  earning asset base as well as  improvement in earning  asset mix were the main  factors  behind the  increase in net  interest  income (te)  compared to the same quarter a year ago.  The company  improved its loan to deposit  ratio from 62 percent in the third  quarter of 2002 to 67 percent in the current  quarter.  In addition,  loans now comprise 60 percent of the company's  earning asset base,  compared to 56 percent for the same quarter a year ago.  The net interest  margin (te) was narrowed 26 basis points as the overall yield on loans,  securities,  and short-term  investments fell more rapidly (78 basis points)
than total  funding  costs (51 basis  points).  Improvements  in the earning  asset mix continue to be  significant factors in the company's ability to overcome the decline in earning asset yield.

     The higher  level of net interest  income (te) (up $1.6  million,  or 4 percent) and net interest  margin (te)
expansion (17 basis points)  compared to the previous  quarter was primarily due to a combination of increased loan growth  contributing to a better earning asset mix, an improved yield on the company's  securities  portfolio,  and lower  funding  costs.  Average loans grew $116 million,  or 5 percent,  from the previous  quarter and were funded largely  through  maturing  cash  flows from the  securities  portfolio.  Although  average  deposits  were down $1 million,  or .02  percent,  from the prior  quarter,  the mix of  deposits  was  favorably  changed as  transaction deposits  grew by $21 million,  while time deposits were down $22 million.  Third  quarter's  loan to deposit ratio improved  to 67  percent  from 63  percent  in the  previous  quarter.  The  yield on the  company's  $1.4  billion securities  portfolio  improved  8  basis  points  to  4.22  percent.  The  portfolio's  effective  duration  was a relatively  short 2.39 at September 30, 2003, an increase  from the 1.90  reported at June 30, 2003.  Finally,  the company was able to reduce its overall  funding costs by 12 basis points from the prior quarter,  largely through a
15 basis point reduction in the cost of interest-bearing deposits.

     While the company is pleased  with the efforts,  thus far,  related to  increasing  its levels of net interest income (te) and expanding the net interest  margin (te),  management  remains focused on further  reducing  deposit costs,  increasing loan growth, and better managing the securities  portfolio.  From an asset-liability  management perspective,  the company's GAP position is balanced and therefore,  well  positioned for any changes in rates.  As previously  mentioned,  the company's securities portfolio has a relatively short effective duration of 2.39, which continues to provide flexibility and cash flow for the near-term future.

                                                     - more -

Non-Interest Income and Expense

     Non-interest  income for the third  quarter of 2003 was up $1.4  million,  or 8 percent,  compared to the same quarter a year ago and was also up $1.4  million,  or 8 percent,  compared  to the  previous  quarter.  The primary factors  impacting the higher levels of  non-interest  income as compared to the prior quarter were higher  service charges on deposit accounts (up $915,000),  secondary  mortgage market  operations (up $913,000),  and other income
(up  $558,000).  Driving the higher levels of  non-interest  income from the same quarter a year ago were increases in insurance fees (up $191,000),  investment & annuity fees (up $115,000),  secondary  mortgage  market  operations
(up $294,000), and other income (up $686,000).

     The second  quarter 2003 level of  non-interest  income  includes a pre-tax net  securities  gain of $659,000, related to the sale of $50 million of U.S.  Treasury and Agency  securities  with  near-term  maturity  dates.  The company  did not record any net  securities  gains  during the third  quarter  2003.  Also  included  in the second quarter  2003  was a  mortgage  servicing  rights  temporary  impairment  write-down  of  $850,000.  No  additional write-down related to the company's mortgage servicing operations was necessary in the current quarter.

     Operating  expenses for the third  quarter of 2003 were $1.2  million,  or 3 percent,  higher  compared to the same quarter a year ago and were $1.1  million,  or 3 percent,  higher than the previous  quarter.  Increases  over the prior quarter were  reflected in personnel (up  $585,000)  and  occupancy  and  equipment  (up  $456,000).  The increases  from the same  quarter a year ago were also  concentrated  in  personnel  expense (up $1.8  million) and occupancy  and  equipment  (up  $491,000)  but were partly  offset by a decrease in other  operating  expense (down
$918,000).

     The  company's  efficiency  ratio  (expressed  as  non-interest  income as a percent of total  revenue  before securities  transactions  and  amortization  of  purchased  intangibles)  decreased  to 57.90  percent in the third quarter of 2003.  This was  compared  to 57.97  percent for the same  quarter a year ago and 60.09  percent for the previous  quarter.  The company's  number of  full-service  banking  facilities was reduced by two during the third quarter  and  stands  at 102 as of  September  30,  2003.  One  facility  was  sold  (Hineston  Branch  in  central
Louisiana),  while  another  was merged  into an  existing  facility  (Beau  Chene  Branch in St.  Tammany  Parish,
Louisiana).  In addition,  the company's  number of full-time  equivalent  employees  was 1,751 at  September,  30,
2003, a reduction of 22 from one year ago.

Asset Quality

     Non-performing  assets as a percent of total loans and  foreclosed  assets were 0.86 percent at September  30,
2003,  compared to 1.00  percent at June 30,  2003.  Non-performing  assets  decreased  $2.4  million from June 30,
2003,  and were  reflected in lower levels of  non-accrual  loans.  The overall  decrease  from June 30, 2003,  was primarily  reflected in  commercial  credits.  Compared to the third  quarter of 2002,  non-performing  assets as a percent of total loans and  foreclosed  assets was down 10 basis points.  The  composition  of the company's  $20.2 million  non-performing  asset  base  continues  to  reflect  significant  granularity,  with only five  credits or properties exceeding $250,000 and 235  credit/properties  below $250,000.  The company's ratio of accruing loans 90 days or more past due to total loans was 0.19 percent at September  30, 2003,  compared to 0.13 percent at June 30,
2003, and 0.26 percent at September 30, 2002.

                                                     - more -

     The company's  allowance for loan losses increased $1.1 million,  or 3 percent,  to $36.3 million at September
30, 2003,  from $35.2  million at June 30, 2003,  and was $3.0 million  higher than the $33.3  million at September
30,  2002.  The ratio of the  allowance  for loan  losses as a percent  of  period-end  loans was 1.54  percent  at
September  30,  2003,  compared to 1.57  percent at June 30, 2003,  and 1.65  percent at  September  30, 2002.  The increase  in the  allowance  for loan  losses  from  September  30,  2002,  was a function  of the $329  million of period-end  loan growth  experienced  between  September  30,  2002,  and  September  30,  2003.  While the company maintains a cautious outlook regarding overall  uncertainty about economic  conditions,  the level of the allowance for loan losses is maintained at a level that reflects this  uncertainty but also considers  changes in the mix and size of the company's loan portfolio.

     Annualized  net  charge-offs  as a percent of average  loans for the third  quarter of 2003 was 0.52  percent, compared to 0.64 percent for the second  quarter of 2003.  Net  charge-offs  were  decreased  $488,000  from second quarter 2003 and were  reflected  primarily in lower levels of  charge-offs  in commercial  loans.  Compared to the third quarter of 2002, net  charge-offs  increased  $431,000,  or 1 basis point  (expressed as a percent of average loans).  The  provision  for loan  losses in the third  quarter  of 2003 was $4.0  million,  or 134  percent of the quarter's  net  charge-offs.  This compares to the $4.0 million  provision for the second  quarter of 2003 and $3.6 million  provision for the third quarter of 2002. In each of the  aforementioned  quarters,  the ratio of provision for loan losses to net charge-offs was 114 percent and 141 percent, respectively.

General

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared  and audited in  accordance  with  Generally
Accepted  Accounting  Principles (GAAP).  The company's systems of internal controls and risk management  processes are in place and fully functional.

     Hancock  Holding  Company - parent company of Hancock Bank  (Mississippi)  and Hancock Bank of Louisiana - has
assets of $4.143 billion.  Founded in 1899,  Hancock Bank stands among the strongest,  safest  five-star  financial institutions  in America.  Hancock  Bank  operates  102  full-service  offices and more than 143  automated  teller machines  throughout South Mississippi and Louisiana as well as subsidiaries  Hancock  Investment  Services,  Inc.,
Hancock  Insurance  Agency,  Hancock  Mortgage  Corporation,  and Harrison  Finance  Company.  Investors can access additional corporate information or online banking and bill pay services at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.

                                                     - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                         Three Months Ended              Nine Months Ended
                                                                   9/30/2003   6/30/2003   9/30/2002   9/30/2003    9/30/2002
                                                                 -------------------------------------------------------------
Per Common Share Data*

Earnings per share:
    Basic                                                              $0.85       $0.76       $0.80       $2.45      $2.23
    Diluted                                                            $0.82       $0.74       $0.78       $2.38      $2.18
Earnings per share before amortization of
  purchased intangibles:
    Basic                                                              $0.87       $0.77       $0.82       $2.50      $2.27
    Diluted                                                            $0.84       $0.75       $0.79       $2.42      $2.21
Cash dividends per share                                               $0.23       $0.21       $0.20       $0.65      $0.60
Book value per share (period end)                                     $25.63      $25.83      $25.15      $25.63     $25.15
Weighted average number of shares:
    Basic                                                             15,312      15,420      15,709      15,391     15,825
    Diluted                                                           16,649      16,742      17,047      16,717     17,116
Period end number of shares                                           15,261      15,389      15,517      15,261     15,517
Market data:
    High closing price                                                $51.69      $49.25      $49.73      $51.69     $49.73
    Low closing price                                                 $46.01      $42.00      $39.33      $42.00     $27.56
    Period end closing price                                          $49.35      $46.75      $46.97      $49.35     $46.97
    Trading volume                                                     1,511       1,274       3,690       4,219      7,054

Performance Ratios

Return on average assets                                               1.31%       1.20%       1.36%       1.29%      1.30%
Return on average common equity                                       13.79%      12.42%      13.30%      13.42%     12.87%
Earning asset yield (TE)                                               5.99%       5.95%       6.77%       6.00%      6.81%
Total cost of funds                                                    1.46%       1.58%       1.97%       1.58%      2.10%
Net interest margin (TE)                                               4.54%       4.37%       4.80%       4.42%      4.71%
Non-interest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                       57.90%      60.09%      57.97%      58.44%     57.78%
Average common equity as a percent of average total assets             9.49%       9.68%      10.24%       9.63%     10.09%
Leverage ratio                                                         9.25%       9.16%       9.30%       9.25%      9.30%
Tangible common equity to assets                                       8.15%       8.31%       8.53%       8.15%      8.53%
Net charge-offs as a percent of average loans                          0.52%       0.64%       0.51%       0.58%      1.01%
Reserve for loan losses as a percent of period end loans               1.54%       1.57%       1.65%       1.54%      1.65%
Reserve for loan losses to NPAs + accruing loans 90 days past due    147.27%     138.95%     134.42%     147.27%    134.42%
Provision for loan losses to net charge-offs                         133.92%     114.43%     141.23%     115.96%     95.16%
Loan/Deposit Ratio                                                    66.78%      63.38%      62.47%      64.20%     60.99%
Non-interest income, excluding securities
    transactions, as a percent of total revenue (TE)                  30.70%      29.09%      29.29%      30.04%     29.71%

                                                                     - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                          Three Months Ended             Six Months Ended
                                                                9/30/2003       6/30/2003   9/30/2002  9/30/2003   9/30/2002
                                                               ----------------------------------------------------------------
Asset Quality Information

Non-accrual loans                                                 $13,988         $16,860     $12,373     $13,988    $12,373
Foreclosed assets                                                  $6,187          $5,685      $7,178      $6,187     $7,178
Total non-performing assets                                       $20,175         $22,545     $19,551     $20,175    $19,551
Non-performing assets as a percent of loans and foreclosed assets   0.86%           1.00%       0.96%       0.86%      0.96%
Accruing Loans 90 days past due                                    $4,439          $2,817      $5,234      $4,439     $5,234
Accruing Loans 90 days past due as a percent of loans               0.19%           0.13%       0.26%       0.19%      0.26%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                    1.05%           1.12%       1.22%       1.05%      1.22%

Net charge-offs                                                    $2,978          $3,466      $2,547      $9,464    $14,506
Net charge-offs as a percent of average loans                       0.52%           0.64%       0.51%       0.58%      1.01%

Reserve for loan losses                                           $36,250         $35,240     $33,315     $36,250    $33,315
Reserve for loan losses as a percent of period end loans            1.54%           1.57%       1.65%       1.54%      1.65%
Reserve for loan losses to NPAs + accruing loans 90 days past due 147.27%         138.95%     134.42%     147.27%    134.42%

Provision for loan losses                                          $3,988          $3,966      $3,597     $10,974    $13,804
Provision for loan losses to net charge-offs                      133.92%         114.43%     141.23%     115.96%     95.16%

Reserve for Loan Losses

Beginning Balance                                                 35,240           34,740      32,265      34,740     34,018
Provision for loan loss                                            3,988            3,966       3,597      10,974     13,803
Charge-offs                                                        4,538            4,788       4,113      14,097     18,886
Recoveries                                                         1,560            1,322       1,566       4,633      4,380
                                                             ----------------------------------------------------------------
Net charge-offs                                                    2,978            3,466       2,547       9,464     14,506
                                                             ----------------------------------------------------------------
Ending Balance                                                    36,250           35,240      33,315      36,250     33,315
                                                             ----------------------------------------------------------------

Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                                        $880           $1,605        $256      $3,226     $7,663
Mortgage loans                                                        -                 4           1          39          -
Direct consumer loans                                              1,094            1,094       1,420       3,439      3,987
Indirect consumer loans                                              637              334         405       1,559      1,518
Finance company loans                                                367              429         465       1,201      1,338
                                                             ----------------------------------------------------------------
Total net charge-offs                                             $2,978           $3,466      $2,547      $9,464    $14,506

Average loans:
Commercial/real estate loans                                  $1,159,338       $1,100,310  $1,004,067  $1,107,455   $975,272
Mortgage loans                                                   367,134          331,930     252,351     331,491    235,190
Direct consumer loans                                            484,736          492,484     501,672     491,962    504,771
Indirect consumer loans                                          225,199          198,917     183,652     205,048    172,971
Finance Company loans                                             52,509           49,164      43,983      49,737     40,689
                                                             ----------------------------------------------------------------
Total average loans                                           $2,288,917       $2,172,805  $1,985,726  $2,185,694 $1,928,893

Net charge-offs to average loans:
Commercial/real estate loans                                       0.30%            0.59%       0.10%       0.39%      1.05%
Mortgage loans                                                     0.00%            0.00%       0.00%       0.02%      0.00%
Direct consumer loans                                              0.90%            0.89%       1.12%       0.93%      1.06%
Indirect consumer loans                                            1.12%            0.67%       0.87%       1.02%      1.17%
Finance Company loans                                              2.77%            3.50%       4.19%       3.23%      4.40%
                                                             ----------------------------------------------------------------
Total net charge-offs to average loans                             0.52%            0.64%       0.51%       0.58%      1.01%

                                                                     - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)>
                                                                          Three Months Ended              Six Months Ended
                                                               9/30/2003        6/30/2003   9/30/2002   9/30/2003  9/30/2002
                                                               -------------------------------------------------------------
Income Statement

Interest income                                                  $55,208          $54,627     $58,403    $163,451   $174,079
Interest income (TE)                                              56,975           56,400      60,260     168,855    179,686
Interest expense                                                  13,889           14,963      17,597      44,432     55,291
                                                               -------------------------------------------------------------
Net interest income (TE)                                          43,087           41,438      42,663     124,422    124,396
Provision for loan losses                                          3,988            3,966       3,597      10,974     13,804
Non-interest income excluding securities transactions             19,091           17,002      17,669      53,432     52,578
Securities transactions gain/(loss)                                    0              659           5       1,114          5
Non-interest expense                                              36,352           35,297      35,163     104,640    102,820
                                                               -------------------------------------------------------------
Income before income taxes                                        20,071           18,063      19,721      57,952     54,746
Income tax expense                                                 6,409            5,681       6,430      18,245     17,453
                                                               -------------------------------------------------------------
Net income                                                        13,662           12,382      13,291      39,707     37,294
Preferred dividends                                                  663              663         663       1,990      1,990
                                                               -------------------------------------------------------------
Net income to common                                             $12,998          $11,719     $12,627     $37,717    $35,303
                                                               -------------------------------------------------------------
                                                               -------------------------------------------------------------

Non-interest Income and Operating Expense

Service charges on deposit accounts                              $11,117          $10,202     $11,080     $31,474    $31,095
Trust fees                                                         1,776            2,032       1,785       5,748      5,700
Credit card merchant discount fees                                   882            1,091         792       2,773      2,434
Insurance fees                                                       841              836         650       2,193      1,753
Investment & annuity fees                                            970              840         855       2,741      3,867
ATM fees                                                           1,021              990       1,003       2,978      2,833
Secondary mortgage market operations                                 710            (203)         416       1,146      1,634
Other income                                                       1,774            1,216       1,088       4,380      3,262
Securities transactions gain/(losses)                                  0              659           5       1,114          5
                                                               -------------------------------------------------------------
   Total non-interest income                                      19,091           17,661      17,674      54,546     52,582
                                                               -------------------------------------------------------------

Personnel expense                                                 21,290           20,705      19,510      62,167     58,571
Occupancy expense (net)                                            2,512            2,294       2,220       6,923      6,331
Equipment expense                                                  2,459            2,221       2,260       6,766      6,319
Other operating expense                                           10,091           10,077      11,173      28,784     31,599
                                                               -------------------------------------------------------------
   Total non-interest expense                                     36,352           35,297      35,163     104,640    102,820
                                                               -------------------------------------------------------------
FTE Headcount                                                      1,751            1,789       1,773       1,751      1,773

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                        Three Months Ended                   Six Months Ended
                                                            9/30/2003        6/30/2003      9/30/2002     9/30/2003    9/30/2002
                                                           ----------------------------------------------------------------------
Period end Balance Sheet

Commercial/real estate loans                               $1,196,393       $1,137,004     $1,014,565    $1,196,393   $1,014,565
Mortgage loans                                                376,603          360,997        271,891       376,603      271,891
Direct consumer loans                                         483,936          489,972        503,123       483,936      503,123
Indirect consumer loans                                       238,503          211,903        185,882       238,503      185,882
Finance Company loans                                          53,635           50,894         44,711        53,635       44,711
                                                           ----------------------------------------------------------------------
Total loans                                                 2,349,070        2,250,770      2,020,171     2,349,070    2,020,171
Securities                                                  1,420,923        1,549,522      1,509,931     1,420,923    1,509,931
Short-term investments                                          6,569            7,795        137,323         6,569      137,323
                                                           ----------------------------------------------------------------------
Earning assets                                              3,776,562        3,808,087      3,667,426     3,776,562    3,667,426
                                                           ----------------------------------------------------------------------
Reserve for loan losses                                      (36,250)         (35,240)       (33,315)      (36,250)     (33,315)
Other assets                                                  402,208          360,205        337,643       402,208      337,643
                                                           ----------------------------------------------------------------------
Total assets                                               $4,142,520       $4,133,052     $3,971,754    $4,142,520   $3,971,754
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------

Non-interest bearing deposits                                $616,515         $612,098       $657,211      $616,515     $657,211
Interest bearing transaction deposits                       1,690,499        1,668,000      1,462,363     1,690,499    1,462,363
Time deposits                                               1,093,777        1,149,898      1,158,720     1,093,777    1,158,720
                                                           ----------------------------------------------------------------------
Total interest bearing deposits                             2,784,276        2,817,898      2,621,082     2,784,276    2,621,082
                                                           ----------------------------------------------------------------------
Total deposits                                              3,400,791        3,429,996      3,278,293     3,400,791    3,278,293
Other borrowed funds                                          273,160          229,123        232,067       273,160      232,067
Other liabilities                                              40,436           39,389         34,055        40,436       34,055
Preferred stock                                                37,069           37,069         37,069        37,069       37,069
Common shareholders' equity                                   391,063          397,475        390,269       391,063      390,269
                                                           ----------------------------------------------------------------------
Total liabilities, preferred stock & common equity         $4,142,520       $4,133,052     $3,971,754    $4,142,520   $3,971,754
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------

Average Balance Sheet

Commercial/real estate loans                               $1,159,338       $1,100,310     $1,004,067    $1,107,455     $975,272
Mortgage loans                                                367,134          331,930        252,351       331,491      235,190
Direct consumer loans                                         484,736          492,484        501,672       491,962      504,771
Indirect consumer loans                                       225,199          198,917        183,652       205,048      172,971
Finance Company loans                                          52,509           49,164         43,983        49,737       40,689
                                                           ----------------------------------------------------------------------
Total loans                                                 2,288,917        2,172,805      1,985,726     2,185,694    1,928,893
Securities                                                  1,461,532        1,575,392      1,511,750     1,501,077    1,499,953
Short-term investments                                         32,870           46,818         46,478        73,103       93,988
                                                           ----------------------------------------------------------------------
Earning assets                                              3,783,319        3,795,016      3,543,954     3,759,873    3,522,834
                                                           ----------------------------------------------------------------------
Reserve for loan losses                                      (35,534)         (34,911)       (32,607)      (35,065)     (32,897)
Other assets                                                  393,706          372,555        360,824       382,016      349,073
                                                           ----------------------------------------------------------------------
Total assets                                               $4,141,490       $4,132,659     $3,872,171    $4,106,824   $3,839,011
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------

Non-interest bearing deposits                                $616,689         $599,041       $616,347      $599,697     $616,256
Interest bearing transaction deposits                       1,689,865        1,686,294      1,427,413     1,676,010    1,414,671
Time deposits                                               1,120,946        1,142,855      1,134,825     1,128,773    1,131,613
                                                           ----------------------------------------------------------------------
Total interest bearing deposits                             2,810,811        2,829,150      2,562,238     2,804,784    2,546,284
                                                           ----------------------------------------------------------------------
Total deposits                                              3,427,499        3,428,190      3,178,585     3,404,481    3,162,540
Other borrowed funds                                          243,219          231,726        228,757       233,018      224,569
Other liabilities                                              40,646           35,815         31,151        36,754       27,506
Preferred stock                                                37,069           37,069         37,069        37,069       37,069
Common shareholders' equity                                   393,057          399,859        396,609       395,503      387,326
                                                           ----------------------------------------------------------------------
Total liabilities, preferred stock & common equity         $4,141,490       $4,132,659     $3,872,171    $4,106,824   $3,839,011
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------

                                                                 - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                        Three Months Ended                  Six Months Ended
                                                             9/30/2003     6/30/2003     9/30/2002      9/30/2003     9/30/2002
                                                             -------------------------------------------------------------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                           60.50%        57.25%        56.03%         58.13%        54.75%
Securities                                                      38.63%        41.51%        42.66%         39.92%        42.58%
Short-term investments                                           0.87%         1.23%         1.31%          1.94%         2.67%
                                                             -------------------------------------------------------------------
Earning assets                                                 100.00%       100.00%       100.00%        100.00%       100.00%
                                                             -------------------------------------------------------------------
                                                             -------------------------------------------------------------------

Non-interest bearing deposits                                   16.30%        15.78%        17.39%         15.95%        17.49%
Interest bearing transaction deposits                           44.67%        44.43%        40.28%         44.58%        40.16%
Time deposits                                                   29.63%        30.11%        32.02%         30.02%        32.12%
                                                             -------------------------------------------------------------------
Total deposits                                                  90.60%        90.33%        89.69%         90.55%        89.77%
Other borrowed funds                                             6.43%         6.11%         6.45%          6.20%         6.37%
Other net interest-free funding sources                          2.98%         3.56%         3.85%          3.25%         3.85%
                                                             -------------------------------------------------------------------
Total funding sources                                          100.00%       100.00%       100.00%        100.00%       100.00%
                                                             -------------------------------------------------------------------
                                                             -------------------------------------------------------------------

Loan mix:
Commercial/real estate loans                                    50.65%        50.64%        50.56%         50.67%        50.56%
Mortgage loans                                                  16.04%        15.28%        12.71%         15.17%        12.19%
Direct consumer loans                                           21.18%        22.67%        25.26%         22.51%        26.17%
Indirect consumer loans                                          9.84%         9.15%         9.25%          9.38%         8.97%
Finance Company loans                                            2.29%         2.26%         2.21%          2.28%         2.11%
                                                             -------------------------------------------------------------------
Total loans                                                    100.00%       100.00%       100.00%        100.00%       100.00%
                                                             -------------------------------------------------------------------
                                                             -------------------------------------------------------------------

Average dollars (in thousands):
Loans                                                        2,288,917     2,172,805    $1,985,726      2,185,694    $1,928,893
Securities                                                   1,461,532     1,575,392     1,511,750      1,501,077     1,499,953
Short-term investments                                          32,870        46,818        46,478         73,103        93,988
                                                             -------------------------------------------------------------------
Earning assets                                               3,783,319     3,795,016    $3,543,954      3,759,873    $3,522,834

Non-interest bearing deposits                                 $616,689      $599,041      $616,347       $599,697      $616,256
Interest bearing transaction deposits                        1,689,865     1,686,294     1,427,413      1,676,010     1,414,671
Time deposits                                                1,120,946     1,142,855     1,134,825      1,128,773     1,131,613
                                                             -------------------------------------------------------------------
Total deposits                                               3,427,499     3,428,190     3,178,585      3,404,481     3,162,540
Other borrowed funds                                           243,219       231,726       228,757        233,018       224,569
Other net interest-free funding sources                        112,601       135,099       136,612        122,375       135,725
                                                             -------------------------------------------------------------------
Total funding sources                                       $3,783,319    $3,795,016    $3,543,954     $3,759,873    $3,522,834

Loans:
Commercial/real estate loans                                $1,159,338    $1,100,310    $1,004,067     $1,107,455      $975,272
Mortgage loans                                                 367,134       331,930       252,351        331,491       235,190
Direct consumer loans                                          484,736       492,484       501,672        491,962       504,771
Indirect consumer loans                                        225,199       198,917       183,652        205,048       172,971
Finance Company loans                                           52,509        49,164        43,983         49,737        40,689
Total average loans                                         $2,288,917    $2,172,805    $1,985,726     $2,185,694    $1,928,893

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                        Three Months Ended
                                              09/30/03                      06/30/03                         09/30/02
                                --------------------------------------------------------------------------------------------------
                                Interest        Volume    Rate   Interest        Volume   Rate   Interest           Volume   Rate
                                --------------------------------------------------------------------------------------------------
Average Earning Assets
Commercial & real estate        $16,695     $1,159,338   5.71%    $16,253    $1,100,310   5.92%   $17,224        $1,004,067  6.81%
loans (TE)
Mortgage loans                    5,596        367,134   6.10%      5,108       331,930   6.16%     4,460           252,351  7.07%
Consumer loans                   15,858        762,444   8.25%     15,696       740,565   8.50%    16,671           729,307  9.07%
Loan fees & late charges          3,341              -   0.00%      2,922             -   0.00%     2,248                 -  0.00%
                                --------------------------------------------------------------------------------------------------
  Total loans (TE)               41,490      2,288,917   7.20%     39,979     2,172,805   7.38%    40,603         1,985,726  8.12%

US treasury securities               77         10,194   2.98%        400        48,101   3.33%       416            50,452  3.27%
US agency securities              4,705        468,048   4.02%      4,665       450,334   4.14%     6,322           538,059  4.70%
CMOs                              3,134        364,045   3.44%      4,087       530,975   3.08%     6,796           575,653  4.72%
Mortgage backed securities        3,708        393,160   3.77%      3,367       321,640   4.19%     1,374            92,096  5.97%
Municipals (TE)                   3,483        198,557   7.02%      3,508       196,803   7.13%     3,943           219,373  7.19%
Other securities                    303         27,528   4.40%        267        27,539   3.88%       622            36,118  6.83%
                                --------------------------------------------------------------------------------------------------
  Total securities (TE)          15,410      1,461,532   4.22%     16,294     1,575,392   4.14%    19,473         1,511,750  5.15%

Fed funds sold                       64         26,105   0.98%        119        39,964   1.20%       164            39,638  1.65%
Cds with banks                       12          6,766   0.68%          8         6,854   0.45%        10             5,101  0.80%
Other short-term investments          -              -   0.00%          -             -   0.00%         9             1,739  2.16%
                                --------------------------------------------------------------------------------------------------
  Total short-term investment        76         32,870   0.91%        127        46,818   1.09%       184            46,478  1.57%

  Average earning assets        $56,975     $3,783,319   5.99%    $56,400    $3,795,016   5.95%   $60,260        $3,543,954  6.77%
     yield (TE)

Interest-Bearing Liabilities
Interest-bearing transaction     $4,060     $1,689,865   0.95%     $4,668    $1,686,294   1.11%    $6,114        $1,427,413  1.70%
   deposits
Time deposits                     8,950      1,120,946   3.17%      9,339     1,142,855   3.28%    10,285         1,134,825  3.60%
                                --------------------------------------------------------------------------------------------------
   Total interest bearing        13,010      2,810,811   1.84%     14,007     2,829,150   1.99%    16,399         2,562,238  2.54%
     deposits

Customer repos                      394        187,033   0.84%        340       177,369   0.77%       574           172,973  1.32%
Other borrowings                    485         56,186   3.42%        615        54,357   4.54%       624            55,784  4.44%
                                --------------------------------------------------------------------------------------------------
  Total borrowings                  879        243,219   1.43%        955       231,726   1.65%     1,198           228,757  2.08%

  Total interest bearing liab   $13,889     $3,054,030   1.80%    $14,963    $3,060,876   1.96%   $17,597        $2,790,995  2.50%
     cost

Noninterest-bearing deposits                   616,689                          599,041                             616,347
Other net interest-free
 funding sources                               112,601                          135,099                             136,612

Total Cost of Funds             $13,889     $3,783,319   1.46%    $14,963    $3,795,016   1.58%   $17,597        $3,543,954  1.97%

Net Interest Spread (TE)        $43,087                  4.19%    $41,438                 3.99%   $42,663                    4.26%

Net Interest Margin (TE)        $43,087     $3,783,319   4.54%    $41,438    $3,795,016   4.37%   $42,663        $3,543,954  4.80%

                                                                                                             - more -

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                           Nine Months Ended
                                                            9/30/2003                                    9/30/2002
                                             -----------------------------------------------------------------------------------
                                             Interest         Volume        Rate        Interest          Volume           Rate
                                             -----------------------------------------------------------------------------------

Average Earning Assets
Commercial & real estate loans (TE)           $49,137     $1,107,455        5.93%        $49,952         $975,272         6.85%
Mortgage loans                                 15,427        331,491        6.20%         12,730          235,190         7.22%
Consumer loans                                 47,245        746,748        8.46%         49,696          718,431         9.25%
Loan fees & late charges                        8,645              -        0.00%          6,772                -         0.00%
                                             -----------------------------------------------------------------------------------
  Total loans (TE)                            120,453      2,185,694        7.36%        119,150        1,928,893         8.26%

US treasury securities                            889         36,040        3.30%          1,189           47,782         3.33%
US agency securities                           15,076        480,172        4.19%         19,577          532,976         4.90%
CMOs                                           11,641        479,343        3.24%         20,360          557,441         4.87%
Mortgage backed securities                      8,549        275,934        4.13%          4,414           98,738         5.96%
Municipals (TE)                                10,731        200,747        7.13%         12,095          224,725         7.18%
Other securities                                  906         28,841        4.19%          1,645           38,290         5.73%
                                             -----------------------------------------------------------------------------------
  Total securities (TE)                        47,791      1,501,077        4.25%         59,281        1,499,953         5.27%

Fed funds sold                                    513         59,591        1.15%            645           51,896         1.66%
Cds with banks                                     33          6,280        0.69%            162            8,422         2.58%
Other short-term investments                       65          7,231        1.21%            449           33,670         1.78%
                                             -----------------------------------------------------------------------------------
  Total short-term investments                    611         73,103        1.12%          1,256           93,988         1.79%

  Average earning assets yield (TE)          $168,855     $3,759,873        6.00%       $179,686       $3,522,834         6.81%

Interest-Bearing Liabilities
Interest-bearing transaction deposits         $13,847     $1,676,010        1.10%        $18,794       $1,414,671         1.78%
Time deposits                                  27,788      1,128,773        3.29%         32,980        1,131,613         3.89%
                                             -----------------------------------------------------------------------------------
   Total interest bearing deposits             41,635      2,804,784        1.98%         51,774        2,546,284         2.72%

Customer repos                                  1,103        178,550        0.83%          1,675          169,831         1.32%
Other borrowings                                1,694         54,468        4.16%          1,842           54,738         4.50%
                                             -----------------------------------------------------------------------------------
  Total borrowings                              2,798        233,018        1.61%          3,517          224,569         2.09%

  Total interest bearing liab cost            $44,432     $3,037,801        1.96%        $55,291       $2,770,853         2.67%

Noninterest-bearing deposits                                 599,697                                      616,256
Other net interest-free funding sources                      122,375                                      135,725

Total Cost of Funds                           $44,432     $3,759,873        1.58%        $55,291       $3,522,834         2.10%

Net Interest Spread (TE)                     $124,422                       4.04%       $124,396                          4.14%

Net Interest Margin (TE)                     $124,422     $3,759,873        4.42%       $124,396       $3,522,834         4.71%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)

                                                                           2002                                   2003
                                               ------------------------------------------------------------------------------------
                                                4Q         1Q         2Q         3Q         4Q          1Q          2Q        3Q
                                               ------------------------------------------------------------------------------------
Per Common Share Data*

Earnings per share:
    Basic                                      $0.71      $0.68      $0.75      $0.80      $0.84       $0.84       $0.76     $0.85
    Diluted                                    $0.70      $0.67      $0.73      $0.78      $0.82       $0.82       $0.74     $0.82
Earnings per share before amortization of
  purchased intangibles:
    Basic                                      $0.79      $0.69      $0.76      $0.82      $0.86       $0.85       $0.77     $0.87
    Diluted                                    $0.78      $0.68      $0.74      $0.79      $0.83       $0.83       $0.75     $0.84
Cash dividends per share                       $0.19      $0.20      $0.20      $0.20      $0.20       $0.21       $0.21     $0.23
Book value per share (period end)             $23.13     $23.45     $24.65     $25.15     $25.09      $25.45      $25.83    $25.63
Weighted average number of shares:
    Basic                                     15,932     15,892     15,869     15,709     15,487      15,442      15,420    15,312
    Diluted                                   17,090     17,103     17,156     17,047     16,822      16,756      16,742    16,649
Period end number of shares                   15,893     15,892     15,798     15,517     15,443      15,435      15,389    15,261
Market data:
    High closing price                        $29.97     $36.17     $45.13     $49.73     $50.37      $46.94      $49.25    $51.69
    Low closing price                         $25.21     $27.56     $35.17     $39.33     $42.00      $42.80      $42.00    $46.01
    Period end closing price                  $28.69     $35.80     $44.92     $46.97     $44.65      $43.06      $46.75    $49.35
    Trading volume                               872      1,117      2,246      3,690      2,353       1,418       1,274     1,511

Performance Ratios

Return on average assets                       1.30%      1.23%      1.30%      1.36%      1.39%       1.37%       1.20%     1.31%
Return on average common equity               12.74%     12.25%     13.04%     13.30%     13.87%      14.08%      12.42%    13.79%
Earning asset yield (TE)                       7.36%      6.95%      6.73%      6.77%      6.50%       6.05%       5.95%     5.99%
Total cost of funds                            2.63%      2.27%      2.06%      1.97%      1.86%       1.71%       1.58%     1.46%
Net interest margin (TE)                       4.72%      4.68%      4.66%      4.80%      4.65%       4.34%       4.37%     4.54%
Non-interest expense as a percent
   of total revenue (TE) before
   amortization of purchased intangibles
   and securities transactions                57.81%     58.03%     57.34%     57.97%     57.97%      57.33%      60.09%    57.90%
Average common equity as
   a percent of average total assets          10.20%     10.05%      9.97%     10.24%     10.05%       9.73%       9.68%     9.49%
Leverage ratio                                 9.49%      8.44%      9.35%      9.30%      9.35%       9.21%       9.16%     9.25%
Tangible common equity to assets               8.61%      8.40%      8.73%      8.53%      8.45%       8.14%       8.31%     8.15%
Net charge-offs as a
   percent of average loans                    0.94%      1.67%      0.88%      0.51%      0.63%       0.59%       0.64%     0.52%
Reserve for loan losses as
   a percent of period end loans               1.82%      1.68%      1.65%      1.65%      1.65%       1.64%       1.57%     1.54%
Reserve for loan losses to
   NPAs + loans 90 days past due             104.54%    118.55%    122.93%    134.42%    143.48%     149.63%     138.95%   147.27%
Provision for loan losses to net
  charge-offs                                 66.37%     68.65%    116.21%    141.23%    143.64%     100.00%     114.43%   133.92%
Loan/Deposit Ratio                            63.14%     60.71%     59.78%     62.47%     64.06%      62.35%      63.38%    66.78%
Non-interest income, excluding securities
    transactions, as a percent of
    total revenue (TE)                        29.63%     30.21%     29.66%     29.29%     31.27%      30.29%      29.09%    30.70%

                                                                                    - more -

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)

                                                                           2002                                   2003
                                               ------------------------------------------------------------------------------------
                                                  4Q         1Q         2Q         3Q       4Q         1Q          2Q        3Q
                                               ------------------------------------------------------------------------------------

Asset Quality Information

Non-accrual loans                               $17,328    $14,119   $12,210    $12,373   $11,870    $11,949     $16,860    $13,988
Foreclosed assets                                $3,003     $5,718    $7,335     $7,178    $5,936     $5,230      $5,685     $6,187
Total non-performing assets                     $20,331    $19,837   $19,545    $19,551   $17,806    $17,179     $22,545    $20,175
Non-performing assets as a percent of
  loans and foreclosed assets                     1.07%      1.05%     1.00%      0.96%     0.84%      0.81%       1.00%      0.86%

Accruing Loans 90 days past due                 $12,591     $6,805    $6,702     $5,234    $6,407     $6,039      $2,817     $4,439
Accruing Loans 90 days past due as
   a percent of loans                             0.67%      0.36%     0.34%      0.26%     0.30%      0.28%       0.13%      0.19%
Non-performing assets + accruing loans
   90 days past due to loans and
   foreclosed assets                              1.74%      1.41%     1.34%      1.22%     1.15%      1.09%       1.12%      1.05%

Net charge-offs                                  $4,468     $7,762    $4,198     $2,547    $3,266     $3,020      $3,466     $2,978
Net charge-offs as
   a percent of average loans                     0.94%      1.67%     0.88%      0.51%     0.63%      0.59%       0.64%      0.52%

Reserve for loan losses                         $34,417    $31,585   $32,265    $33,315   $34,740    $34,740     $35,240    $36,250
Reserve for loan losses as a
   percent of period end loans                    1.82%      1.68%     1.65%      1.65%     1.65%      1.64%       1.57%      1.54%
Reserve for loan losses to NPAs +
   accruing loans 90 days past due              104.54%    118.55%   122.93%    134.42%   143.48%    149.63%     138.95%    147.27%

Provision for loan losses                        $2,966     $5,329    $4,879     $3,597    $4,691     $3,020      $3,966     $3,988
Provision for loan losses to net
   charge-offs                                   66.37%     68.65%   116.21%    141.23%   143.64%    100.00%     114.43%    133.92%

Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                       $695     $5,295    $2,111       $256      $920       $741      $1,605       $880
Mortgage loans                                       41          1         -          1        32         35           4          -
Direct consumer loans                             2,429      1,399     1,167      1,420     1,370      1,251       1,094      1,094
Indirect consumer loans                             532        652       462        405       428        588         334        637
Finance company loans                               771        415       458        465       516        405         429        367
                                               ------------------------------------------------------------------------------------
Total net charge-offs                            $4,468     $7,762    $4,198     $2,547    $3,266     $3,020      $3,466     $2,978

Average loans:
Commercial/real estate loans                   $929,413   $948,905  $972,234 $1,004,067 $1,044,411$1,061,644  $1,100,310 $1,159,338
Mortgage loans                                  232,110    222,235   230,653    252,350   279,397    294,611     331,930    367,134
Direct consumer loans                           535,563    510,982   501,761    501,673   500,241    498,822     492,484    484,736
Indirect consumer loans                         156,947    162,422   172,605    183,652   187,303    190,648     198,917    225,199
Finance Company loans                            38,743     38,071    39,949     43,983    46,107     47,484      49,164     52,509
Total average loans                          $1,892,775 $1,882,615 $1,917,200$1,985,726 $2,057,459$2,093,209  $2,172,805 $2,288,917

Net charge-offs to average loans:
Commercial/real estate loans                      0.30%      2.26%     0.87%      0.10%     0.35%      0.28%       0.59%      0.30%
Mortgage loans                                    0.07%      0.00%     0.00%      0.00%     0.05%      0.05%       0.00%      0.00%
Direct consumer loans                             1.80%      1.11%     0.93%      1.12%     1.09%      1.02%       0.89%      0.90%
Indirect consumer loans                           1.34%      1.63%     1.07%      0.87%     0.91%      1.25%       0.67%      1.12%
Finance Company loans                             7.90%      4.42%     4.60%      4.19%     4.44%      3.46%       3.50%      2.77%
Total net charge-offs to average loans            0.94%      1.67%     0.88%      0.51%     0.63%      0.59%       0.64%      0.52%

                                                                                      - more -

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)

                                                                              2002                                   2003
                                               ------------------------------------------------------------------------------------
                                                  4Q         1Q         2Q         3Q       4Q         1Q          2Q        3Q
                                               ------------------------------------------------------------------------------------

Income Statement

Interest income                              $60,005   $57,605   $58,071    $58,403   $56,702    $53,616     $54,627    $55,208
Interest income (TE)                          61,990    59,496    59,931     60,260    58,557     55,479      56,400     56,975
Interest expense                              22,243    19,320    18,373     17,597    16,762     15,581      14,963     13,889
                                             ------------------------------------------------------------------------------------
Net interest income (TE)                      39,747    40,176    41,558     42,663    41,795     39,898      41,438     43,087
Provision for loan losses                      2,966     5,329     4,879      3,597     4,691      3,020       3,966      3,988
Non-interest income excluding
   securities transactions                    16,732    17,390    17,519     17,669    19,012     17,339      17,002     19,091
Securities transactions gain/(loss)                2         -       (0)          5       (1)        455         659          0
Non-interest expense                          33,916    33,596    34,063     35,163    35,438     32,991      35,297     36,352
Income before income taxes                    17,615    16,750    18,275     19,721    18,822     19,818      18,063     20,071
Income tax expense                             5,629     5,329     5,694      6,430     5,072      6,156       5,681      6,409
                                             ------------------------------------------------------------------------------------
Net income                                    11,986    11,421    12,581     13,291    13,750     13,663      12,382     13,662
Preferred dividends                              663       663       663        663       663        663         663        663
                                             ------------------------------------------------------------------------------------
Net income to common                         $11,323   $10,758   $11,918    $12,627   $13,086    $13,000     $11,719    $12,998
                                             ------------------------------------------------------------------------------------
                                             ------------------------------------------------------------------------------------

Non-interest Income
  and Operating Expense
Service charges on deposit accounts           $9,315    $9,448   $10,568    $11,080   $11,151    $10,155     $10,202    $11,117
Trust fees                                     1,759     2,086     1,828      1,785     1,903      1,940       2,032      1,776
Credit card merchant discount fees               755       754       887        792       851        801       1,091        882
Insurance fees                                   319       514       589        650       559        516         836        841
Investment & annuity fees                        983     1,778     1,234        855       855        931         840        970
ATM fees                                         791       861       969      1,003       938        966         990      1,021
Secondary mortgage market operations             800       679       539        416       775        640       (203)        710
Other income                                   2,011     1,270       904      1,088     1,979      1,390       1,216      1,774
Securities transactions gain/(losses)              2         0         0          5       (1)        455         659          0
                                             ------------------------------------------------------------------------------------
   Total non-interest income                  16,732    17,390    17,519     17,674    19,011     17,794      17,661     19,091
                                             ------------------------------------------------------------------------------------

Personnel expense                             18,738    19,066    19,995     19,510    18,728     20,171      20,705     21,290
Occupancy expense (net)                        2,216     2,037     2,075      2,220     2,204      2,117       2,294      2,512
Equipment expense                              2,075     1,888     2,171      2,260     2,483      2,086       2,221      2,459
Other operating expense                       10,887    10,605     9,821     11,173    12,022      8,616      10,077     10,091
                                             ------------------------------------------------------------------------------------
   Total non-interest expense                 33,916    33,596    34,062     35,163    35,438     32,991      35,297     36,352
                                             ------------------------------------------------------------------------------------
FTE Headcount                                  1,736     1,731     1,769      1,773     1,790      1,746       1,789      1,751